FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT
The Company has exposure to certain risks resulting from its use of financial instruments. These risks include credit risk, liquidity risk and market risk.

a)	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a loss for the Company by failing to meet its obligations. Credit risk for the Company is primarily related to trade and other receivables, sales tax receivable and cash and cash equivalents.
The Company manages the credit risk associated with trade and other receivables by selling to organizations with strong credit ratings and/or by requiring substantial provisional pricing at the date of shipping its products. The history of defaults by these organizations to other entities has been negligible and the Company considers its risk in trade receivables to be negligible as well.
Receivables other than trade receivables are primarily sales tax receivables from the governments of Guatemala, Peru and Canada. The Company has a history of consistent collection of the sale tax receivable and therefore considers its risk to be negligible.
The Company manages the credit risk associated with cash and cash equivalents by investing these funds with highly rated financial institutions, and as such, the Company deems the credit risk on cash and cash equivalents to be low.

b)	Liquidity Risk
Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Company’s approach to managing liquidity is to ensure, to the extent possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. To further mitigate this risk, the Company has the Revolving Facility in place in the amount of $300 million (note 12c).
The Company’s significant undiscounted commitments at December 31, 2017 are as follows:

				December 31, 2017	December 31, 2016
	1 year	2-5 years	5+ years	Total	Total
Accounts payable and accrued liabilities	$110,084	$—	$—	$110,084	$129,170
Debt	35,000	—	—	35,000	35,000
Income tax payable	2,277	—	—	2,277	10,733
Lease and contractual agreements	23,087	3,261	210	26,558	15,946
Commitments(1)	70,513	418	—	70,931	123,481
Other non-current liabilities	2,780	2,779	—	5,559	24,917
Reclamation provision	717	19,261	73,360	93,338	99,273
	$244,458	$25,719	$73,570	$343,747	$438,520

(1)	Commitments to purchase equipment, services, materials and supplies.
During the year ended December 31, 2017, the Company generated cash flows from operating activities, one of the Company’s main sources of liquidity, of $243,053 (year ended December 31, 2016: $249,454). The Company held cash and cash equivalents of $125,665 and had working capital of $143.245 (December 31, 2016: $163,368 and $209,006 in cash and cash equivalents and working capital, respectively). The Company defines working capital as current assets less current liabilities.
The Company determined that the working capital, combined with future cash flows from operations and the available Revolving Facility are sufficient to support the Company’s commitments and deems liquidity risk to be minimal.

c)	Market Risk
The market risk of the Company is composed of three main risks: foreign exchange risk, interest rate risk, and price risk.

i.	Foreign Exchange Risk
The Company is exposed to foreign exchange or currency risk on balances that are denominated in a currency other than the USD. These include cash and cash equivalents, sales tax receivable, accounts payable and accrued liabilities and taxes payable.
To minimize currency risk, substantially all of the Company’s cash is denominated in USD and is kept in highly liquid instruments such as commercial paper and time deposits.
Cash and cash equivalents held in foreign currencies, denominated in USD, are as follows:

	December 31, 2017	December 31, 2016
Guatemalan quetzal	$1,011	$564
Peruvian sol	4,232	3,579
Canadian dollar	1,971	20,386
Other	—	82
	$7,214	$24,611

Exchange rate fluctuations may also affect the costs that the Company incurs in its operations. The Company’s goods and services are contracted in USD, CAD, Guatemalan quetzals and Peruvian soles. The appreciation of these currencies against the USD can increase the production costs the Company incurs while the depreciation of these currencies against the USD can decrease the production costs the Company incurs.
In addition, the Company is exposed to currency risk through non-monetary assets and liabilities of subsidiaries whose taxable profit or tax loss are denominated in foreign currencies. Changes in exchange rates give rise to temporary differences resulting in a deferred tax liability or asset with the resulting deferred tax charged or credited to income tax expense. At December 31, 2017, the Company had $230,184 of deferred income tax liabilities, which arose primarily from the acquisitions of Rio Alto in 2015 and Lake Shore Gold in 2016. Based on the Company’s foreign exchange exposure on deferred tax liabilities at December 31, 2017, a 10% appreciation or depreciation in foreign exchange rates against the USD would have resulted in an approximate $16,395 non-cash increase or decrease in the Company’s earnings.
The Company recognized a foreign exchange loss of $2,441 for the year ended December 31, 2017 (year ended December 31, 2016: $435). Based on the Company’s net exposure at December 31, 2017, a 10% appreciation or depreciation in foreign exchange rates against the USD would have resulted in an approximate $6,728 increase or decrease in the Company’s earnings.
At December 31, 2017, the Company has determined the exposure to currency risk to be at an acceptable level.

ii.	Interest Rate Risk
Interest rate risk is the risk that the Company’s future cash flows and fair values will fluctuate as a result of changes in market interest rates. At December 31, 2017, the Company’s interest- bearing financial instruments are related to cash equivalents, the Facility, the Revolving Facility and finance leases. The weighted average interest rate paid by the Company during the year ended December 31, 2017 related to debt facilities was 3.50% (year ended December 31, 2016: 2.95%). No amounts were drawn on the Revolving Facility and therefore only standby fees were applicable for the year ended December 31, 2017 (note 12c).
At December 31, 2017, the Company has determined the interest rate risk to be low and that a 10% increase or decrease in market interest rates would result in a nominal increase or decrease to the Company’s earnings.

iii.	Price Risk
Price risk is the risk that the fair value of the Company’s financial instruments will fluctuate due to changes in market prices.
The Company has determined that price risk due to fluctuations in metals prices is at an acceptable level and has not entered into any hedging contracts.
The costs associated with production, development, construction and exploration activities of the Company are also subject to price risk as it relates to certain consumables including diesel fuel and power. The Company deems its exposure to price risk related to fuel prices to be at an acceptable level has not entered into any hedging contracts.
At December 31, 2017, the Company has determined exposure to price risk to be at an acceptable level.